UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2023

Assembly Biosciences, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35005	20-8729264
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

331 Oyster Point Blvd., Fourth Floor, South San Francisco, California		94080
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (833) 509-4583

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	ASMB	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Assembly Biosciences, Inc. (the “Company”) Annual Meeting of Stockholders held on May 25, 2023 (the “Annual Meeting”), the Company’s stockholders approved Amendment No. 6 (the “Amendment”) to the Assembly Biosciences, Inc. Stock Incentive Plan (the “2018 Plan”) to increase the number of shares reserved for issuance thereunder from 8,600,000 shares of common stock to 10,600,000 shares. A copy of the Amendment is attached as Exhibit 10.1 and is incorporated herein by reference.

A summary of the material terms of the 2018 Plan, as amended by the Amendment, is set forth as a part of Proposal 4 in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 12, 2023 (the “Proxy Statement”) and is incorporated by reference herein. That summary is qualified in its entirety by reference to the full text of the 2018 Plan incorporating the Amendment, set forth as Appendix B of the Proxy Statement, which is also incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 25, 2023, the matters listed below were submitted to a vote of the Company’s stockholders at the Annual Meeting through the solicitation of proxies. Detailed descriptions of each of the proposals are included in the Proxy Statement. The results of the stockholders’ votes are as follows:

1. William R. Ringo, Jr., Anthony E. Altig, Gina Consylman, Sir Michael Houghton, Ph.D., Lisa R. Johnson-Pratt, M.D., Susan Mahony, Ph.D., John G. McHutchison, A.O., M.D. and Jason A. Okazaki were each elected to serve on the Company’s Board of Directors until the Company’s 2024 annual meeting of stockholders and until their successors are duly elected and qualified.

Director Nominee	Votes For	Votes Against	Abstain	Broker Non-Votes
William R. Ringo, Jr.	8,982,222	3,382,033	377,279	9,425,338
Anthony E. Altig	11,725,601	651,017	364,916	9,425,338
Gina Consylman	9,051,880	2,961,344	728,310	9,425,338
Sir Michael Houghton, Ph.D.	11,564,519	451,105	725,910	9,425,338
Lisa R. Johnson-Pratt, M.D.	11,385,205	629,819	726,510	9,425,338
Susan Mahony, Ph.D.	9,185,838	3,190,417	365,279	9,425,338
John G. McHutchison, A.O., M.D.	11,539,406	839,324	362,804	9,425,338
Jason A. Okazaki	11,598,693	754,100	388,741	9,425,338

2. The stockholders approved, on a non-binding advisory basis, the Company’s named executive officers’ compensation disclosed in the Proxy Statement.

Votes For	Votes Against	Abstain	Broker Non-Votes
10,602,082	1,654,857	484,595	9,425,338

3. The stockholders ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

Votes For	Votes Against	Abstain	Broker Non-Votes
21,468,191	245,224	453,457	0

4. The stockholders approved an amendment to the 2018 Plan to increase the number of shares reserved for issuance thereunder by 2,000,000.

Votes For	Votes Against	Abstain	Broker Non-Votes
8,040,979	4,320,754	379,801	9,425,338

5. The stockholders did not approve the amendment and restatement of the Company’s Sixth Amended and Restated Certificate of Incorporation to increase the authorized number of shares of common stock from 150,000,000 shares to 225,000,000 shares, which required the affirmative vote of a majority of the outstanding shares of common stock.

Votes For	Votes Against	Abstain	Broker Non-Votes
19,106,122	2,696,278	364,472	0

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Amendment No. 6 to Assembly Biosciences, Inc. 2018 Stock Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Assembly Biosciences, Inc.

Date: May 30, 2023	By:	/s/ John O. Gunderson
John O. Gunderson
VP, General Counsel and Corporate Secretary